UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2010

PETROALGAE INC.

(Exact name of registrant as specified in charter)

Delaware	000-24836	33-0301060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 321-409-7500

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On March 5, 2009, PetroAlgae Inc. (“PetroAlgae”), through its operating subsidiary PA LLC, entered into a Master License Agreement with GTB Power Enterprise, Ltd. (“GTB”) for an exclusive license of PetroAlgae’s technology. The Master License Agreement represented a collaborative effort between PA LLC and GTB to commercially utilize PetroAlgae’s licensed micro-crop proprietary technology through the grant from PA LLC of an exclusive, royalty-bearing license to use such technology in the People’s Republic of China and its Special Administrative Regions, Taiwan, Republic of China, and Yonaguni. The agreement committed GTB to construct a minimum of ten 5,000-hectare license units.

On December 1, 2009, PA LLC sent a notice of default (the “Notice of Default”) to GTB relating to GTB’s obligations under the Master License Agreement.

On December 17, 2009, PA LLC entered into a Memorandum of Understanding with the China Energy Conservation and Environmental Protection Group ChongQing Industry Co. Ltd (“CECEP-CQ”) to replace GTB as PetroAlgae’s exclusive partner in China.

On March 6, 2010, PA LLC entered into a Master Framework Agreement (the “MFA”) with CECEP-CQ, with terms to include the commitment that both parties would collaborate exclusively to construct in China over a ten-year period a minimum of ten 5,000-hectare units of PetroAlgae’s proprietary, end-to-end micro-crop technology for renewable fuels and proteins. Under the MFA, CECEP-CQ committed to fund the ten units subject to the receipt of customary governmental approvals, the formation of a majority-owned special purpose subsidiary created for the construction and operation of the ten units, the certification of the technology, the execution of final license, operating and other agreements, and the satisfaction of the conditions contained therein. Pursuant to the MFA, PetroAlgae agreed to provide technical expertise and assistance with respect to the deployment of the units.

On October 13, 2010, PA LLC signed an ancillary agreement with CECEP-CQ, pursuant to which CECEP-CQ will commence the construction and certification of a PetroAlgae micro-crop technology showcase in Hainan province, China. Once certified, the technology will serve as a showcase site for CECEP-CQ customers and government officials throughout China, and for PetroAlgae customers around the world.

On October 20, 2010, PA LLC cancelled the Master License Agreement with GTB effective as of December 1, 2009. No termination penalties were incurred.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.

Date: October 26, 2010	By:	/s/ David P. Szostak
	Name:	David P. Szostak
	Title:	Chief Financial Officer